                                                                    Exhibit 18-A
                                                                     Page 1 of 2

                           CERTIFICATE OF DISSOLUTION
                    OF TRISTAR GEORGETOWN GENERAL CORPORATION

       TriStar Georgetown General Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), does hereby certify that:

       1.     The name of the Corporation is TriStar Georgetown General
              Corporation.

       2. Dissolution of the corporation has been authorized by the board of directors and stockholders of the Corporation in accordance with subsections (a) and (b) of Section 275 of the General Corporation Law of the State of Delaware (the "DGCL")

       3. The date the dissolution of the Corporation was authorized is August 4, 1998.

       4. The names and addresses of the directors and officers of the Corporation are as follows:


                                   DIRECTORS
                                   ---------

                 Name                                        Address
                 ----                                        -------

             M. J. Gluckman                          C/O Columbia Energy Group
                                                      13880 Dulles Corner Lane
                                                       Herndon, VA 20171-4600

             F. R. Gumbinner                         C/O Columbia Energy Group
                                                      13880 Dulles Corner Lane
                                                       Herndon, VA 20171-4600

             R. M. Zulandi                           C/O Columbia Energy Group
                                                       13880 Dulles Corner Lane
                                                        Herndon, VA 20171-4600


                                   OFFICERS
                                   --------

                 Name                                        Address
                 ----                                        -------

       M. J. Gluckman, President and CEO             C/O Columbia Energy Group
                                                      13880 Dulles Corner Lane
                                                      Herndon, VA 20171-4600

       R. M. Zulandi, Senior Vice President          C/O Columbia Energy Group
                                                      13880 Dulles Corner Lane
                                                      Herndon, VA 20171-4600

          J. W. Trost*, Vice President               C/O Columbia Energy Group
                                                      13880 Dulles Corner Lane
                                                      Herndon, VA 20171-4600
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                                                                    Exhibit 18-A
                                                                     Page 2 of 2

          D. P. Detar, Treasurer                     C/O Columbia Energy Group
                                                      13880 Dulles Corner Lane
                                                      Herndon, VA 20171-4600

          S. B. Heaton, Secretary                    C/O Columbia Energy Group
                                                      13880 Dulles Corner Lane
                                                      Herndon, VA 20171-4600

       F. R. Gumbinner, Assistant Secretary          C/O Columbia Energy Group
                                                      13880 Dulles Corner Lane
                                                      Herndon, VA 20171-4600


       * Duties limited to signing, executing and delivering on behalf of the Corporation, applications, pleadings, corporate undertakings, reports and other documents necessary or appropriate to proceedings before state and federal regulatory authorities.

       5. In lieu of a meeting and vote thereat of the stockholders, the stockholders have given their unanimous written consent to the dissolution in accordance with Section 228 of the DGCL.

       IN WITNESS WHEREOF, the Corporation has caused this Certificate of Dissolution to be duly executed this 4th day of August, 1998.

                                          TRISTAR GEORGETOWN GENERAL CORPORATION

                                          By: __________________________________
                                              Name: ____________________________
                                              Title:____________________________